UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2024
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Clearwater Analytics Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40838	87-1043711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 W. Main Street Suite 900 Boise, Idaho	83702
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 208 433-1200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	CWAN	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 20, 2024, Clearwater Analytics Holdings, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). The Company’s stockholders voted on two proposals at the Special Meeting, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 19, 2024 (the “Definitive Proxy Statement”). Holders of the Company’s Class A common stock were entitled to one vote per share held as of the close of business on November 18, 2024 (the “Record Date”) and holders of the Company’s Class C common stock and Class D common stock were entitled to ten votes per share held as of the Record Date. Holders of the shares of Class A common stock, Class C common stock and Class D common stock voted together as a single class on all matters submitted to a vote of stockholders at the Special Meeting. The final results with respect to each proposal are set forth below:

Proposal 1 – Approval of the TRA Amendment

The Unaffiliated Stockholders (as defined in the Definitive Proxy Statement) approved the proposal to adopt Amendment No. 1 to the Tax Receivable Agreement (the “Amendment”), dated November 4, 2024, by and among the Company, CWAN Holdings, LLC and certain investment vehicles affiliated with the Principal Equity Owners (as defined in the Definitive Proxy Statement), pursuant to which the Tax Receivable Agreement (the “TRA”), dated September 28, 2021, by and among the Company, CWAN Holdings, LLC and the TRA Parties (as defined in the Definitive Proxy Statement) will be amended to provide for the payment of one-time settlement payments as consideration for the complete and full termination of the Company’s payment obligations (past, present and future) under the TRA and the relinquishing of all payment rights (past, present and future) of the TRA Parties under the TRA, with the vote totals as set forth in the table below:

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
All stockholders entitled to vote	665,424,069	5,469	240,883	-
Unaffiliated Stockholders	177,626,879	5,469	240,883	-

Proposal 2 – Adjournment of the Special Meeting

The stockholders approved the proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, with the vote totals as set forth in the table below:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
661,397,646	3,959,085	313,690	-

However, an adjournment was unnecessary because there was a quorum present and there were sufficient votes received at the Special Meeting to approve the proposal to adopt the Amendment.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clearwater Analytics Holdings, Inc.

Date:	December 20, 2024	By:	/s/ Alphonse Valbrune
Alphonse Valbrune, Chief Legal Officer and Corporate Secretary